                  MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2008 - APRIL 30, 2009

                                                                    AMOUNT OF     % OF
                 PURCHASE/            OFFERING         TOTAL          SHARES    OFFERING  % OF FUNDS
   SECURITY        TRADE     SIZE OF  PRICE OF       AMOUNT OF      PURCHASED  PURCHASED     TOTAL                        PURCHASED
   PURCHASED        DATE    OFFERING   SHARES        OFFERING        BY FUND    BY FUND     ASSETS         BROKERS           FROM
---------------  ---------  --------  --------  -----------------  ----------  ---------  -----------  ----------------  -----------
   Matanuska      12/23/08     --     $ 98.293     $244,285,000     1,250,000    0.51%       0.44%     Merrill Lynch       Rauscher
   -Susitna                                                                                            & Co., RBC           Pierce
Borough, State                                                                                         Capital              Dallas
   of Alaska                                                                                           Markets,
   5.00% due                                                                                           Morgan Stanley
  09/01/2019                                                                                           & Co.
                                                                                                       Incorporated

 Commonwealth     02/13/09     --     $102.485     $385,485,000     2,000,000    0.52%       0.71%     J.J.B.             Citigroup
  of Kentucky                                                                                          Hilliard, W.L.
                                                                                                       Lyons, LLC, JP
                                                                                                       Morgan, First
                                                                                                       Kentucky
                                                                                                       Securities
                                                                                                       Corp., Citi,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       NatCity
                                                                                                       Investments,
                                                                                                       Inc., Wachovia
                                                                                                       Bank, N.A.,
                                                                                                       Ross,
                                                                                                       Sinclaire &
                                                                                                       Associates,
                                                                                                       LLC, Morgan
                                                                                                       Keegan & Co.,
                                                                                                       Inc., Edward
                                                                                                       D. Jones &
                                                                                                       Co., L.P.,
                                                                                                       Merrill Lynch
                                                                                                       & Co.